Thi rd Quar ter 2025 Earnings Presentat ion November 12th, 2025

Disclaimer Forward-Looking Statements. This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, the Company’s financial results, future financial position, expected growth of cash flows, business strategy, budgets, projected costs, projected capital expenditures, taxes, plans, objectives, potential synergies, industry trends and growth opportunities. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. While Hydrofarm believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Such forward-looking statements are made only as of the date of this presentation. All of the Company’s SEC filings are available online at www.sec.gov. Hydrofarm undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward- looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Projected Financial Information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Non-GAAP Financial Information. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for evaluating the Company’s ability to generate earnings and better comparability of period-to-period operating performance by excluding certain items that may vary substantially in frequency and magnitude from net loss. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to similarly titled non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation, and in our related press release attached as an exhibit to our Current Report on Form 8-K filing available online at www.sec.gov. 2

Business Over v iew

✓ Drive Diverse, High-Quality Revenue Streams • Improve Proprietary Brand Mix • Targeted Investments and New Proprietary Product Innovations • Expand Non-U.S./Canada and Non-Cannabis Sales ✓ Improve Profit Margins • Increase Production Efficiency in our Manufacturing Operations • Further Optimize our Distribution Center Network • Reduce SG&A Expenses ✓ Strengthen Financial Position • Improve Free Cash Flow • Maintain Strong Liquidity Focusing on our Strategic Priorities 4 Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. Please see appendix for reconciliation of GAAP to non-GAAP measures.

Third Quarter 2025 Highlights Restructuring execution yielding improvements • Product portfolio optimization improved proprietary brand mix sequentially and working capital • Reduced distribution center footprint in Q3, and reduced headcount and other facility costs • On track for the previously announced $3M of estimated annual cost reductions, plus new action to consolidate U.S. manufacturing facilities which is expected to generate incremental $2M annual savings • Line of sight to ~$4M in further annual cost savings Significant Reductions in Adjusted SG&A • 13th consecutive quarter of year-over-year reductions • Additional savings expected related to the 2025 restructuring plan Free Cash Flow nearly break even in Q3 ‘25 • Free Cash Flow of ($0.2M) represents a $5.1M improvement vs. Q3 ‘24 • Significant inventory reductions Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. Please see appendix for reconciliation of GAAP to non-GAAP measures. 5

FY2025 Expectations Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. Please see appendix for reconciliation of GAAP to non-GAAP measures. 6 Industry Headwinds and Tariff Uncertainty Continue • High tariffs on imported products from China, or new tariffs on or from other countries, could impact the cost of certain products and may negatively impact performance Full Year 2025 Outlook • Now expect Adjusted Gross Profit Margin of approximately ~20% • Lower year-over-year Adjusted SG&A expense vs. full year 2024, consistent with previous expectations • Reduction in Inventory and positive Free Cash Flow for the final nine months of 2025, consistent with previous expectations

F inancia l Over v iew

Financial Summary 8 Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. Please see appendix for reconciliation of GAAP to non-GAAP measures.

% indicates year-over-year savings percentage Quarterly Adjusted SG&A Expense Trend in AGPM% and Adjusted SG&A Q3’25 Proprietary Brand Mix Improvement • Proprietary Brand Mix increased in Q3 compared to the first half of 2025, offset by lower manufacturing production volume negatively impacting AGPM% • Taking action to consolidate our two remaining U.S. manufacturing facilities to increase combined throughput and extract savings Continued Favorable Adjusted SG&A Savings • Significant year-over year reductions in headcount, facility costs, insurance, professional & outside services over the past two years • Expecting significant incremental savings in 2026 from Restructuring Plan and related cost saving initiatives 9 Proprietary Brand Sales Mix and AGPM% Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. Please see appendix for reconciliation of GAAP to non-GAAP measures. 16.2M 14.6M 12.0M 12.0M 12.3M 11.6M 10.7M 10.8M 11.0M 9.8M 9.9M Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 -9% -29% -31% -24% -20% -11% -10% -11% -16% 57% 57% 57% 54% 53% 57% 24.8% 23.6% 23.9% 17.6% 20.1% 18.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1H 2023 2H 2023 1H 2024 2H 2024 1H 2025 Q3 2025 A G P M % P ro p ri e ta ry M ix % Proprietary Mix % AGPM% -7%

Cash and Liquidity ‘Liquidity’ is defined as Cash plus Available Borrowing Capacity on our Revolving Credit Facility. 'Total Debt' is defined as Term Loan debt principal outstanding plus finance leases and other debt. Net Debt, Liquidity and Free Cash Flow are non-GAAP measures. Please see appendix for reconciliation of GAAP to non-GAAP measures. Cash $10.7 Liquidity $14.7 Total Debt $122.5 Net Debt $111.8 Net Cash Used in Operations $(0.0) Capital Expenditures $(0.2) Free Cash Flow $(0.2) 10 Balance Sheet Highlights as of September 30, 2025 Cash Flow Highlights 3 months ended September 30, 2025 USD millions USD millions

• $22 million maximum commitment • Zero borrowed and $4 million available as of September 30, 2025 • Adjusted Term SOFR Rate + grid-based spread • Availability varies with borrowing base • Matures June 30, 2027 • $114.5 million in principal outstanding as of September 30, 2025 • Adjusted Term SOFR Rate + 5.50% • No financial maintenance covenants • Hydrofarm made $4.5 million prepayment of principal in Q2’ 25 in accordance with IGE Asset Sale reinvestment provision • Principal amortizes 0.25% per quarter until maturity; with no remaining quarterly amortization payments due to the Q2’25 prepayment • 0% call premium • Matures October 25, 2028 11 Debt Details Un-utilized Revolving Credit facility and Covenant-light Term Loan that does not mature until 2028 Revolving Line of Credit Senior Secured Term Loan

Appendix

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures ($ in thousands) We define Adjusted EBITDA (non-GAAP) as net loss (GAAP) excluding interest expense, income taxes, depreciation, depletion and amortization, stock-based compensation including employer payroll taxes on stock-based compensation, restructuring expenses, impairments, severance, loss on asset disposition, other income/expense, net, and other non-cash, unusual and/or infrequent costs (i.e., acquisition and integration expenses), which we do not consider in our evaluation of ongoing operating performance. We define Adjusted Gross Profit (non-GAAP) as Gross Profit (GAAP) excluding depreciation, depletion, and amortization, restructuring expenses, severance and other expenses, and other non-cash, unusual and/or infrequent costs, which we do not consider in our evaluation of ongoing operating performance. We define Adjusted SG&A (non-GAAP) as SG&A (GAAP) excluding depreciation, depletion, and amortization, stock-based compensation including employer payroll taxes on stock-based compensation, restructuring expenses, severance and other expenses, and other non-cash, unusual and/or infrequent costs (i.e., acquisition and integration expenses), which we do not consider in our evaluation of ongoing operating performance. We define Free Cash Flow (non-GAAP) as Net cash from (used in) operating activities less capital expenditures for property, plant and equipment. We believe this provides additional insight into the Company's ability to generate cash and maintain liquidity. However, Free Cash Flow does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt or other cash flows from financing activities or investing activities. We define Liquidity as total cash, cash equivalents and restricted cash, if applicable, plus available borrowing capacity on our Revolving Credit Facility. We define Net Debt as total debt principal outstanding plus finance lease liabilities and other debt, less cash, cash equivalents and restricted cash, if applicable. 1. For the three and nine months ended September 30, 2025, Restructuring expenses primarily related to non-cash inventory markdowns, and cash charges incurred to relocate and terminate certain facilities. For the three and nine months ended September 30, 2024, Restructuring expenses related primarily to manufacturing facility consolidations, and the charges incurred to relocate and terminate certain facilities. 2. For the three months ended September 30, 2025, Severance and other charges was primarily comprised of certain legal charges. For the nine months ended September 30, 2025, Severance and other charges also included legal costs related to the 1-for-10 reverse stock split effected on February 12, 2025. For the nine months ended September 30, 2024, Severance and other charges primarily related to estimated legal costs related to certain litigation and severance charges. 3. Includes stock-based compensation and related employer payroll taxes on stock-based compensation for the periods presented. 4. For the three and nine months ended September 30, 2025, Acquisition and integration expenses includes consulting, transaction services and legal fees for potential acquisitions, divestitures, or strategic combinations. 5. For the nine months ended September 30, 2025, Other expense (income), net related primarily to a loss on debt extinguishment recorded in conjunction with the Term Loan prepayment. 6. Loss on asset disposition for the nine months ended September 30, 2024, relates to the loss on the sale of assets relating to the production of Innovative Growers Equipment durable equipment products (the "IGE Asset Sale"). 13